Earnings per share	3 Months Ended
Mar. 31, 2022
Earnings per share
Earnings per share

15. Earnings per share

Earnings per share is calculated pursuant to IAS 33 Earnings per Share by dividing the consolidated net loss in CureVac N.V. by the average weighted number of shares outstanding in the fiscal period, retrospectively adjusted for the effect of the corporate reorganization.

The weighted number of shares outstanding for the three months ended March 31, 2022 was 187,031,138 (March 31, 2021: 184,085,212). This has led to a basic loss per share for the three months ended March 31, 2022 and 2021 of EUR 0.08 and EUR 0.62, respectively. Since the conversion of options to ordinary shares would decrease loss per share, they are considered antidilutive. Therefore, the diluted earnings per share equals basic earnings per share for the three months ended March 31, 2022 and 2021.